EXHIBIT I
                                                                       ---------
                             SUBORDINATION AGREEMENT
                             -----------------------
                                                                   June 30, 2006

To: [Purchasers]


In order to induce the Purchasers to purchase the Variable Rate Original Issue Discount Convertible Secured Debentures due June 30, 2008 (the "Debentures") from Consolidated Energy, Inc., a Wyoming corporation (the "Company") pursuant to the Securities Purchase Agreement, dated as of June 30, 2006, between the Company and the Purchasers (the "Purchase Agreement"), the undersigned and the Company hereby agree to the provisions set forth below in this Subordination Agreement (the "Subordination Agreement"). Terms used herein but not defined herein shall have the meanings set forth in the Purchase Agreement.

     1. The payment of any and all Subordinated Debt is expressly subordinated to the Senior Debt to the extent and in the manner set forth in this Subordination Agreement. The term "Subordinated Debt" means all indebtedness, liabilities and obligations of the Company, now existing or hereafter arising, to the undersigned under the Additional Debentures in the aggregate principal amount of up to $1,750,000. The term "Senior Debt" means all obligations of the Company to the Purchasers under (i) the Debentures, (ii) the Security Agreement,
          (iii) the Mortgage and (iv) the Purchase Agreement.

     2. Until the Senior Debt is indefeasibly paid in full, the Company shall not pay, and the undersigned shall not accept, any payments of any kind (including prepayments) in connection with the Subordinated Debt; provided, however, that as long as there is no event of default under the Senior Debt, the Company may pay, and the undersigned may accept, regularly scheduled payments of interest and principal pursuant to the terms of the Subordinated Debt. As long as this Subordination Agreement is in effect, no prepayment of any kind (by voluntary prepayment, acceleration, set-off or otherwise) of any portion of the Subordinated Debt may be made at any time by the Company or received or accepted at any time by the undersigned.

     3. Any payments on the Subordinated Debt received by the undersigned, except as permitted in Paragraph 2 above, shall be held in trust by the undersigned for the Purchasers and the undersigned will forthwith turn over any such payments in the same form received, properly endorsed, to the Purchasers to be applied to the Senior Debt in any manner determined by Purchasers.

     4. The undersigned acknowledges that the repayment of the Senior Debt is secured by (i) a first priority security interest in the Equipment (the "Exclusive Collateral"), (ii) a subordinated security interest in all assets of the Company other than the Equipment (the "Common Collateral" and together with the Exclusive Collateral, the
          "Collateral"). The undersigned further acknowledges that the Subordinated Debt is an unsecured obligation of the Company and the Subordinated Debt is not secured by a security interest in any Collateral

     5. The undersigned agrees that it will not make any assertion or claim in any action, suit or proceeding of any nature whatsoever in any way challenging the priority, validity or effectiveness of the liens or security interests granted in connection with the Debentures to the Purchasers under the Security Agreement, or any amendment, extension or replacement of the Debentures, Security Agreement, Purchase Agreement or any related agreement between Company and Purchasers.

     6. The undersigned shall not commence any action or proceeding of any kind against Company to recover all or any part of the Subordinated Debt that is not paid when due, and shall at no time join with any creditor in bringing any proceeding against the Company under any liquidation, conservatorship, bankruptcy, reorganization, rearrangement or other insolvency law now or hereafter existing, unless and until the Senior Debt is indefeasibly paid in full. Subject to the foregoing, the undersigned may accelerate the amount of the Subordinated Debt upon the occurrence of (i) the acceleration of the Senior Debt and (ii) the filing of a petition by Company under the U.S. Bankruptcy Code, as amended.

     7. In the event of any liquidation, conservatorship, bankruptcy, reorganization, rearrangement or other insolvency proceeding of Company, the undersigned will, at the request of the Agent of the Purchasers as designated in the Security Agreement (the "Agent"), file any claims, proofs of claim or other instruments of similar character necessary to enforce the obligations of the Company with respect to the Subordinated Debt and will hold in trust for Purchasers and pay over to Purchasers in the same form received, properly endorsed, to be applied to the Senior Debt in any manner determined by the Purchasers, any and all money, dividends or other assets received in any such proceedings on the Subordinated Debt, unless and until the Senior Debt shall be indefeasibly paid in full, including, without limitation, interest accruing after the commencement of any bankruptcy, insolvency or similar proceeding with respect to Company, whether or not a claim for such post-commencement interest is allowed. Agent may, as attorney-in-fact for the undersigned, take such action on behalf of the undersigned and the undersigned hereby appoints Agent as attorney-in-fact for the undersigned to demand, sue for, collect and receive any and all such money, dividends or other assets and give acquittance therefore and to file any claim, proof of claim or other instrument of similar character and to take such other proceedings in the name of the Agent, Purchasers or undersigned, as Agent may deem necessary or advisable for the enforcement of this Subordination Agreement. The undersigned will execute and deliver to Agent such other and further powers of attorney or other instruments as either reasonably may request in order to accomplish the foregoing.

     8. Purchasers may, at any time and from time to time, without the consent of or notice to the undersigned, without incurring responsibility to the undersigned and without impairing or releasing any of Purchasers' rights or any of undersigned's obligations:

          (a) Change the amount, manner, place or terms of payment or change or extend the time of payment of or renew or alter the Senior Debt (including increasing the principal amount thereof) or any part thereof, or amend, supplement or replace the Debentures or the Security Agreement in any manner or enter into or amend, supplement or replace any other agreement relating to the Senior Debt in any manner;

          (b) Sell, exchange, release or otherwise deal with all or any part of the Collateral securing the Senior Debt;

          (c) Release anyone liable in any manner for the payment or collection of the Senior Debt;

          (d) Exercise or refrain from exercising any rights against the Company or any of them or others (including the undersigned); and

          (e) Apply sums paid by any party to the Senior Debt in any order or manner as determined by the Purchasers.

     9. The undersigned will advise each future holder of all or any part of the Subordinated Debt that the Subordinated Debt is subordinated to the Senior Debt in the manner and to the extent provided herein. The undersigned represents that no part of the Subordinated Debt or any instrument evidencing the same has been transferred or assigned and the undersigned will not transfer or assign, except to the Purchasers, any part of the Subordinated Debt while any Senior Debt remains outstanding, unless such transfer or assignment is made expressly subject to this Subordination Agreement. Upon the Agent's request, the undersigned shall, in the case of any Subordinated Debt which is not evidenced by any instrument, cause the same to be evidenced by an appropriate instrument or instruments and place thereon and on any and all instruments evidencing the Subordinated Debt a legend in such form as the Agent may determine to the effect that the indebtedness evidenced thereby is subordinated and subject to the prior payment in full of all Senior Debt pursuant to this Subordination Agreement, as well as delivery of all such instruments to the Agent.

     10. This Subordination Agreement contains the entire agreement between the parties regarding the subject matter hereof and may be amended, supplemented or modified only by a written instrument signed by the Purchasers and the undersigned. This Subordination Agreement, and the rights of the Purchasers hereunder, shall terminate upon the indefeasible payment in full of all Senior Debt.

     11. The undersigned represents and warrants that neither the execution or delivery of this Subordination Agreement nor fulfillment of or compliance with the terms and provisions hereof will conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, any agreement or instrument to which the undersigned or any of the undersigned's assets is now subject.

     12. Any notice of acceptance of this Subordination Agreement is hereby waived.

     13. This Subordination Agreement may be assigned by the Purchasers, in whole or in part, in connection with any assignment or transfer of any portion of the Senior Debt.

     14. This Subordination Agreement shall be binding upon the undersigned and the undersigned's successors, representatives and assigns.

     15. Except as provided in Paragraph 2 above, Company agrees that it will not make any payment on any of the Subordinated Debt or take any other action in contravention of the provisions of this Subordination Agreement.

     16. In the event that the Purchasers or the Company shall, at any time, terminate the financing arrangements with respect to the Senior Debt, then the provisions hereunder shall inure to the benefit of any financial institution obtained by the Company to provide replacement financing for the Company and, in connection with such replacement financing, the undersigned shall, if requested by such replacement lender, execute with such replacement lender a subordination agreement substantially similar to this Subordination Agreement.

     17. This Subordination Agreement shall in all respects be interpreted, construed and governed in accordance with the substantive laws of the State of New York. The undersigned, Company and the Purchasers each hereby (i) submits to the jurisdiction of the state and federal courts of the State of New York for the purposes of resolving any litigation or proceeding hereunder or concerning the terms hereof and (ii) waives any and all rights to a jury trial in connection with any litigation, proceeding or counterclaim arising with respect to rights and obligations of the parties hereto and with respect to any claims arising out of any discussions, negotiations or communications involving or related to any proposed renewal, extension, amendment, modification, restructure, forbearance, workout or enforcement of the transactions contemplated herein.

                          ****************************

     WITNESS the due execution of this Subordination Agreement as a document under seal as of the date first written above.

COMPANY:
CONSOLIDATED ENERGY, INC.
-------------------------------
By:
Its:


SUBORDINATED DEBT HOLDERS:

Name of Subordinating Entity: ____________________
Signature: _______________________________________
Name of Signatory: _______________________________
Title of Signatory: ______________________________
Amount of Subordinated Debt: _____________________

Name of Subordinating Entity: ____________________
Signature: _______________________________________
Name of Signatory: _______________________________
Title of Signatory: ______________________________
Amount of Subordinated Debt: _____________________

Name of Subordinating Entity: ____________________
Signature: _______________________________________
Name of Signatory: _______________________________
Title of Signatory: ______________________________
Amount of Subordinated Debt: _____________________

Name of Subordinating Entity: ____________________
Signature: _______________________________________
Name of Signatory: _______________________________
Title of Signatory: ______________________________
Amount of Subordinated Debt: _____________________

Name of Subordinating Entity: ____________________
Signature: _______________________________________
Name of Signatory: _______________________________
Title of Signatory: ______________________________
Amount of Subordinated Debt: _____________________

          [Purchasers' signature page to CEIW Subordination Agreement]

SENIOR DEBT HOLDERS:
Name of Purchaser: _________________________
Signature: _________________________________
Name of Signatory: _________________________
Title of Signatory: ________________________

Name of Purchaser: _________________________
Signature: _________________________________
Name of Signatory: _________________________
Title of Signatory: ________________________

Name of Purchaser: _________________________
Signature: _________________________________
Name of Signatory: _________________________
Title of Signatory: ________________________